UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 9, 2016

BROADWIND ENERGY, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-34278	88-0409160
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3240 South Central Avenue, Cicero, Illinois 60804

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (708) 780-4800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

 As previously reported by Broadwind Energy, Inc. (the “Company”) in its Current Report on Form 8-K dated July 25, 2016 and filed with the Securities and Exchange Commission on July 29, 2016 (the “Initial Form 8-K”), on July 26, 2016, the Company’s Board of Directors appointed Jason Bonfigt as the Company’s Vice President and Corporate Controller (and principal accounting officer), effective August 1, 2016.  This Current Report on Form 8-K/A is being filed as an amendment to the Initial Form 8-K to provide information regarding Mr. Bonfigt’s compensatory arrangement with the Company.

On August 9, 2016, the Company entered into a Severance and Non-Competition Agreement (the “Agreement”) with Mr. Bonfigt which is effective as of August 1, 2016.  The Agreement includes noncompetition and non-solicitation covenants that continue for six months after termination of employment and provisions regarding confidentiality.  The Agreement also provides that, upon termination of Mr. Bonfigt’s employment by the Company without “cause” (as defined in the Agreement), the Company shall pay to Mr. Bonfigt (a) unpaid base salary accrued up to the effective date of termination plus any accrued but unpaid benefits to the effective date of termination, and any unpaid bonus earned in accordance with the then applicable bonus plan or program to the effective date of termination; and (b) if Mr. Bonfigt has been employed by the Company or an affiliate or subsidiary thereof for a period of at least 12 months prior to the effective date of termination (and only in such event), then severance in an amount equal to Mr. Bonfigt’s then-current base salary for a period of six months. The Agreement also provides that, upon a “change of control” (as defined in the Agreement) and subsequent termination of Mr. Bonfigt’s employment by the Company without “cause”, the Company shall pay to Mr. Bonfigt an amount equal to (i) unpaid base salary, bonus and benefits accrued up to the effective date of termination, and (ii) a lump sum payment equal to Mr. Bonfigt’s then-current base salary for a period of 12 months.

 The foregoing summary of the Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Agreement which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 9.01.   Financial Statements and Exhibits.

(d)      Exhibits

EXHIBIT NUMBER	DESCRIPTION
10.1	Severance and Non-Competition Agreement dated as of August 9, 2016 between Broadwind Energy, Inc. and Jason Bonfigt

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADWIND ENERGY, INC.

August 9, 2016	By:	/s/ Stephanie K. Kushner

Stephanie K. Kushner
Chief Executive Officer and Chief Financial Officer
(Principal Executive Officer and Principal Financial Officer)

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
10.1	Severance and Non-Competition Agreement dated as of August 9, 2016 between Broadwind Energy, Inc. and Jason Bonfigt